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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                               September 19, 2006
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                           SMALL CAP STRATEGIES, INC.
             (Exact name of registrant as specified in its charter)


                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-5655532
                      (IRS Employer Identification Number)

           520 South Fourth Avenue, Suite 400
                  Louisville, Kentucky                  40202-2577
        (Address of principal executive offices)        (ZIP Code)

                              Bryce M. Knight, CEO
                           Small Cap Strategies, Inc.
                       520 South Fourth Avenue, Suite 400
                              Louisville, Kentucky
                     (Name and address of agent for service)

                                 (502) 515-1515
          (Telephone number, including area code of agent for service)

                              Photonics Corporation
                       520 South Fourth Avenue, Suite 400
                         Louisville, Kentucky 40202-2577
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

          -------------------------------------------------------------
                                    Copy to:
                                  James Reskin
                               Reskin & Associates
                            520 South Fourth Street,
                            Louisville, KY 40202-2577

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

Mark Lindberg resigned as the Company's Chief Financial Officer and Chairman of the Board of Directors effective as of September 19, 2006. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Bryce M. Knight, the Company's Chief Executive Officer and a Director, was appointed as the Chief Financial Officer and Chairman of the Board of Directors as of September 19, 2006.


ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On September 30, 2006, the Registrant amended its Articles of Incorporation in the State of California by filing with the Secretary of State, Articles of Merger by which it merged with and into and became Small Cap Strategies, Inc., a Nevada corporation, and adopted the new name. In connection with same, the Registrant made an application to obtain a new CUSIP Number and OTC Bulletin Board Symbol for such name and now trades under the symbol SCAP.OB. Issuance of the new trading symbol was effective as of October 2, 2006.

ITEM 8.01 - OTHER EVENTS

A majority of the shareholders of the Registrant approved a proposal to redomicile the Registrant from the State of California to the State of Nevada. The Registrant has caused this redomicile to be effective through a merger with a new Nevada corporation which was formed by the Registrant solely and specifically for the purpose of effecting the redomicile of the Registrant. All shares of the entity known as Photonics Corporation were exchanged on a one-for-one basis for stock in the entity known as Small Cap Strategies, Inc. and there being no other shares of Small Cap Strategies, Inc. issued or outstanding as of the merger, no change in the capitalization of the Registrant occurred. The redomicile was effective upon the filing of Articles of Merger with the Secretary of State of Nevada and California, completed as of September 30, 2006.

Item 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

October 24, 2006                                 SMALL CAP STRATEGIES, INC.

                                                 By: /s/ Bryce Knight
                                                    --------------------
                                                 Bryce Knight, President